                                                                    EXHIBIT 99.1

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                                                            September 25,   December 27,
                                                                                2004           2003
                                                                             ----------     ----------
ASSETS
Current assets:
      Cash and cash equivalents                                              $  391,465     $  530,816
      Restricted cash                                                            22,686         37,154
      Marketable securities                                                      64,894         44,543
      Restricted marketable securities                                           42,974         42,337
      Accounts receivable, net                                                  446,800        578,907
      Inventories                                                               251,060        218,011
      Prepaid expenses and other                                                 39,140         38,301
                                                                             ----------     ----------
           Total current assets                                               1,259,019      1,490,069

Property, plant and equipment, net                                              374,762        342,679
Goodwill and other intangible assets, net                                       844,629        875,570
Other assets                                                                     34,297         13,908
                                                                             ----------     ----------
           Total assets                                                      $2,512,707     $2,722,226
                                                                             ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Short-term borrowings, including current portion of long-term debt     $   70,648     $   77,037
      Accounts payable                                                          698,524        730,056
      Accrued and other liabilities                                             325,089        454,388
      Liabilities of discontinued operations                                        689          1,487
                                                                             ----------     ----------
              Total current liabilities                                       1,094,950      1,262,968

Deferred taxes                                                                  196,455        196,455
Long-term debt, net of current portion                                          400,208        355,809
Other liabilities                                                               198,733        186,485
                                                                             ----------     ----------
           Total liabilities                                                  1,890,346      2,001,717
Total stockholders' equity                                                      622,361        720,509
                                                                             ----------     ----------
           Total liabilities and stockholders' equity                        $2,512,707     $2,722,226
                                                                             ==========     ==========

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands except share and per share amounts)
                                  (Unaudited)


                                                       Three months ended                   Nine months ended
                                               --------------------------------      --------------------------------
                                               September 25,      September 27,      September 25,      September 27,
                                                   2004               2003               2004               2003
                                               -------------      -------------      -------------      -------------
Net revenues                                   $     927,204      $   1,065,531      $   2,765,146      $   2,915,323
Cost of revenues                                     867,680            883,106          2,476,773          2,411,805
                                               -------------      -------------      -------------      -------------
Gross profit                                          59,524            182,425            288,373            503,518

Operating expenses:
       Research and development                       78,167             88,172            243,552            259,051
       Selling, general and administrative            34,477             33,875             99,374             96,774
       Amortization of intangible assets               5,052             20,562             30,941             61,686
       Restructuring charge                           31,393               --               31,393               --
                                               -------------      -------------      -------------      -------------
             Total operating expenses                149,089            142,609            405,260            417,511
                                               -------------      -------------      -------------      -------------

Income (loss) from operations                        (89,565)            39,816           (116,887)            86,007

Interest expense                                      (7,805)            (8,966)           (24,001)           (22,713)
Interest income                                        1,276              1,183              3,646              3,814
Income from litigation                                  --                 --               24,750               --
Other gain (loss)                                         13               (937)                67               (694)
                                               -------------      -------------      -------------      -------------

Income (loss) before income taxes                    (96,081)            31,096           (112,425)            66,414
Provision for (benefit from) income taxes             (1,300)             1,209               (709)             2,923
                                               -------------      -------------      -------------      -------------
Net income (loss)                              $     (94,781)     $      29,887      $    (111,716)     $      63,491
                                               =============      =============      =============      =============

Net income (loss)  per share - basic           $       (0.38)     $        0.12      $       (0.45)     $        0.26

Net income (loss) per share - diluted          $       (0.38)     $        0.12      $       (0.45)     $        0.26

Shares used in per share calculation
             -basic                              248,728,113        241,618,230        247,611,347        242,135,752
             -diluted                            248,728,113        252,343,682        247,611,347        248,358,269

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                              Three months ended
                                            ---------------------------------------------------
                                                 GAAP                               Non-GAAP
                                            September 25,       Non-GAAP          September 25,
                                                 2004          Adjustments            2004
                                            ---------------------------------------------------
Net revenues                                $     927,204    $        --         $     927,204
Cost of revenues                                  867,680             --               867,680
                                            -------------    -------------       -------------
Gross profit                                       59,524             --                59,524

Operating expenses:
  Research and development                         78,167             --                78,167
  Selling, general and administrative              34,477             --                34,477
  Amortization of intangible assets                 5,052           (5,052)(2)            --
  Restructuring charge                             31,393          (31,393)(4)            --
                                            -------------    -------------       -------------
    Total operating expenses                      149,089          (36,445)            112,644
                                            -------------    -------------       -------------

Income (loss) from operations                     (89,565)          36,445             (53,120)

Interest expense                                   (7,805)            --                (7,805)
Interest income                                     1,276             --                 1,276
Other gain (loss)                                      13             --                    13
                                            -------------    -------------       -------------
Income (loss) before income taxes                 (96,081)          36,445             (59,636)
Provision for (benefit from) income
  taxes                                            (1,300)            --                (1,300)
                                            -------------    -------------       -------------
Net income (loss)                           $     (94,781)   $      36,445       $     (58,336)
                                            =============    =============       =============

Net income (loss) per share - basic         $       (0.38)                       $       (0.23)

Net income (loss) per share - diluted       $       (0.38)                       $       (0.23)

Shares used in per share calculation
           -basic                             248,728,113                          248,728,113
           -diluted                           248,728,113                          248,728,113

                                                            Three months ended
                                            ---------------------------------------------------
                                                GAAP                                Non-GAAP
                                            September 27,       Non-GAAP          September 27,
                                                2003          Adjustments             2003
                                            ---------------------------------------------------
Net revenues                                $   1,065,531    $        --         $   1,065,531
Cost of revenues                                  883,106              (15)(1)         883,091
                                            -------------    -------------       -------------
Gross profit                                      182,425               15             182,440

Operating expenses:
  Research and development                         88,172             (129)(1)          88,043
  Selling, general and administrative              33,875              (48)(1)          33,827
  Amortization of intangible assets                20,562          (20,562)(3)            --
  Restructuring charge                               --               --                  --
                                            -------------    -------------       -------------
    Total operating expenses                      142,609          (20,739)            121,870
                                            -------------    -------------       -------------

Income (loss) from operations                      39,816           20,754              60,570

Interest expense                                   (8,966)            --                (8,966)
Interest income                                     1,183             --                 1,183
Other gain (loss)                                    (937)            --                  (937)
                                            -------------    -------------       -------------
Income (loss) before income taxes                  31,096           20,754              51,850
Provision for (benefit from) income
  taxes                                             1,209             --                 1,209
                                            -------------    -------------       -------------
Net income (loss)                           $      29,887    $      20,754       $      50,641
                                            =============    =============       =============

Net income (loss) per share - basic         $        0.12                        $        0.21

Net income (loss) per share - diluted       $        0.12                        $        0.20

Shares used in per share calculation
           -basic                                241,618,230                      241,618,230
           -diluted                              252,343,682                      252,343,682

-------------
(1) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.2 million.
(2)  Amount reflects amortization of intangible assets of $5.1 million.
(3)  Amount reflects amortization of intangible assets of $20.6 million.
(4)  Amount reflects restructuring charge of $31.4 million.

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                             Nine months ended
                                            --------------------------------------------------
                                                 GAAP                              Non-GAAP
                                            September 25,      Non-GAAP          September 25,
                                                 2004         Adjustments            2004
                                            --------------------------------------------------
Net revenues                                $   2,765,146    $        --         $   2,765,146
Cost of revenues                                2,476,773               (9)(1)       2,476,764
                                            -------------    -------------       -------------
Gross profit                                      288,373                9             288,382

Operating expenses:
      Research and development                    243,552              (27)(1)         243,525
      Selling, general and administrative          99,374              (75)(1)          99,299
      Amortization of intangible assets            30,941          (30,941)(3)            --
      Restructuring charge                         31,393          (31,393)(5)            --
                                            -------------    -------------       -------------
           Total operating expenses               405,260          (62,436)            342,824
                                            -------------    -------------       -------------

Income (loss) from operations                    (116,887)          62,445             (54,442)

Interest expense                                  (24,001)            --               (24,001)
Interest income                                     3,646             --                 3,646
Income from litigation                             24,750          (24,750)(6)            --
Other gain (loss)                                      67             --                    67
                                            -------------    -------------       -------------

Income (loss) before income taxes                (112,425)          37,695             (74,730)
Provision for (benefit from) income taxes            (709)            --                  (709)
                                            -------------    -------------       -------------

Net income (loss)                           $    (111,716)   $      37,695       $     (74,021)
                                            =============    =============       =============
Net income (loss) per share - basic         $       (0.45)                       $       (0.30)

Net income (loss) per share - diluted       $       (0.45)                       $       (0.30)

Shares used in per share calculation
           -basic                             247,611,347                          247,611,347
           -diluted                           247,611,347                          247,611,347

                                                           Nine months ended
                                            --------------------------------------------------
                                                 GAAP                              Non-GAAP
                                            September 27,      Non-GAAP          September 27,
                                                 2003         Adjustments             2003
                                            --------------------------------------------------
Net revenues                                $   2,915,323    $        --         $   2,915,323
Cost of revenues                                2,411,805              (57)(2)       2,411,748
                                            -------------    -------------       -------------
Gross profit                                      503,518               57             503,575

Operating expenses:
      Research and development                    259,051             (451)(2)         258,600
      Selling, general and administrative          96,774             (180)(2)          96,594
      Amortization of intangible assets            61,686          (61,686)(4)            --
      Restructuring charge                           --               --                  --
                                            -------------    -------------       -------------
           Total operating expenses               417,511          (62,317)            355,194
                                            -------------    -------------       -------------

Income (loss) from operations                      86,007           62,374             148,381

Interest expense                                  (22,713)            --               (22,713)
Interest income                                     3,814             --                 3,814
Income from litigation                               --               --                  --
Other gain (loss)                                    (694)            --                  (694)
                                            -------------    -------------       -------------

Income (loss) before income taxes                  66,414           62,374             128,788
Provision for (benefit from) income taxes           2,923             --                 2,923
                                            -------------    -------------       -------------

Net income (loss)                           $      63,491    $      62,374       $     125,865
                                            =============    =============       =============
Net income (loss) per share - basic         $        0.26                        $        0.52

Net income (loss) per share - diluted       $        0.26                        $        0.51

Shares used in per share calculation
           -basic                             242,135,752                          242,135,752
           -diluted                           248,358,269                          248,358,269


------------------------
(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.1 million.
(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.7 million.
(3)  Amount reflects amortization of intangible assets of $30.9 million.
(4)  Amount reflects amortization of intangible assets of $61.7 million.
(5)  Amount reflects restructuring charge of $31.4 million.
(6) Amount reflects Koninklijke Philips Electronics N.V. litigation settlement of $24.8 million.